Exhibit 4.1



Number                              VoIP, INC.                Cusip 928628 10 6

                INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                                  COMMON STOCK

                                                                 See Reverse For
                                                             Certain Definitions

                                                                          SHARES



This certifies that







Is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE OF
                                   VoIP, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Date:

Steven Ivester


President                 SEAL          Countersigned:
                                             SECURITIES TRANSFER CORPORATION
                                             P.O. Box 701628
                                             Dallas, Texas 75370
Steven Ivester

                                        By:
Secretary
                                             ___________________________________
                                             TRANSFER AGENT-AUTHORIZED SIGNATURE

                                   VoIP, INC.

                 TRANSFER FEE $20.00 PER NEW CERTIFICATE ISSUED

       A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
          RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE
      CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

 For value received ___________________ hereby sells, assigns and transfers unto





________________________________________________________________  Shares  of the
Common Stock represented by the within Certificate and do hereby irrevocably constitutes and appoints _______________________________________________________


Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _______________, 20__

                                         Signature:


                                         X______________________________________


Signature Guarantee: